SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  May 6, 2003 (April 23, 2003)


                                   ASGA, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                   -----------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-28113                                     88-0451101
----------------------------------            ----------------------------------
(Commission File Number)                       (I.R.S. Employer
                                                        Identification No.)

265 Sunrise Ave., Suite 204,
Palm Beach, Florida                                        33480
----------------------------------            ----------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (561) 822-9995
                    -----------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                  660 S. Hughes Blvd., Elizabeth City, NC 27909
                    -----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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Item 1. Changes in Control of Registrant

     Not applicable.


Item 2. Acquisition or Disposition of Assets

     Not applicable.


Item 3. Bankruptcy or Receivership

     Not applicable.


Item 4. Changes in Registrant's Certifying Accountant

(i) The Registrant's Board of Directors has engaged Baum & Company, Certified Public Accountants, 1515 University Dr., Suite 209, Coral Springs, FL 33071 as its new certifying accountant.

(ii) During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Item 5. Other Events

     Not applicable.


Item 6. Resignation of Registrant's Directors

     Not applicable.


Item 7. Financial Statements and Exhibits

     Not applicable.


Item 8. Change in the Fiscal Year

     Not applicable.

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





Item 9. Regulation FD Disclosure

     On April 24, 2003, Mr. Stephen Durland was elected as a director of the Company to fill the seat vacated by the resignation of Ms. Vera Harrell. On April 24, 2003, Mr. Larry Creeger resigned as an officer and director of the Company. On April 24, 2003, Mr. Stephen Durland was appointed as Acting CEO of the Company until such time as a qualified candidate can be selected.


                                    SIGNATURE

     Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   ASGA, INC.



DATED: May 6, 2003                      BY: /s/ Stephen H. Durland
                                           ------------------------
                                           Stephen H. Durland
                                           CFO and Acting CEO







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